Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases	Leases
In August 2021, the Company entered into an open-ended office lease agreement to lease approximately 2,300 square feet of space on the last two floors of the building located at Dorfstrasse 29, 6300, Zug Switzerland (the “Office Lease”) which was effective November 1, 2021. The management estimated the effective duration of the lease at inception and determined a period of 3 years, with expected expiration in November 2024.
Payments under the Company’s lease agreement are fixed. The annual discount rate applied is 0.8%.
The future minimum annual lease payments under these operating leases as of December 31, 2022 are as follows:

Year ending December 31,	Amount
2023	$155,300
2024	129,417
2025	—
2026	—
2027	—
Thereafter	—
Total lease payments	284,717
Less imputed interest	(2,137)
Total lease liability	282,580
Less current portion of lease liability	(153,629)
Long-term portion operating lease liability	$128,951
The current portion of the Company’s operating lease liability of $0.2 million as of December 31, 2022 is included in short-term portion of operating lease liabilities on the consolidated balance sheet.
The Company recorded lease expense related to its operating lease right-of-use asset of $155,552 and $25,860 for the period ended December 31, 2022 and December 31, 2021, respectively.
As a result of adopting ASC 842 in 2022, the Company recorded lease right-of-use, (ROU) asset and lease liabilities of $435,005 as of January 1, 2022.